SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                        Commission File Number: 000-21376


                               Bio-Life Labs, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               33-0714007
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

16 Concord Rd., El Paso, TX 79906                                         79906
---------------------------------                                         -----
(Address of principal executive offices)                             (Zip Code)


                                 (915) 843-2044
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 8.01:  OTHER EVENTS

Bio-Life Labs, Inc., a Nevada corporation (the "Registrant") has entered into a Settlement Agreement dated March 23, 2005 that settles and releases all claims against the Company; its CEO, President and Chairman Nancy LeMay; and its Executive Vice President and Director David Karam, M.D., Ph.D. by Plaintiff Zach Thomas who was seeking to enforce an alleged oral agreement with Dr. Karam. Plaintiff Thomas alleged that Dr. Karam agreed to issue Plaintiff Thomas 25 % of his personal equity in Bio-Life Labs, Inc.

Under the terms of the Settlement, Dr. Karam agreed to issue 20% (5,921,932) of his personally-owned shares of common stock to the Plaintiffs.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




March 27, 2005                              Bio-Life Labs, Inc.




                                       By:  /s/ Nancy LeMay
                                            --------------------------------
                                            Nancy LeMay, President